Long-Term Borrowings	12 Months Ended
Dec. 31, 2023
Long-Term Borrowings
Long-Term Borrowings
13.	Long-Term Borrowings

The Companies have entered into borrowing agreements which are analyzed as follows:

Loan Facility	Vessel	Outstanding Loan Balance as of December 31,2023	Unamortized Deferred Financing Fees	Outstanding Net of Loan Financing Fees	Interest Rate (SOFR(S)**+Margin)
$56.0 Million Sale and Leaseback Agreement	Milos	35,016,494	244,178	34,772,316	S+5.84%
$54.0 Million Sale and Leaseback Agreement	Poliegos	32,255,273	230,740	32,024,533	S+7.01%
$113.0 Million Secured Term Loan Facility	Kimolos	32,100,000	178,654	31,921,346	S+1.90%
	Folegandros	32,100,000	178,654	31,921,346	S+1.90%
	Nissos Keros	44,400,000	247,113	44,152,887	S+1.90%
$84.0 Million Secured Term Loan facility	Nissos Sikinos	41,212,500	317,556	40,894,944	S+1.85%
	Nissos Sifnos	41,212,500	319,363	40,893,137	S+1.85%
$167.5 Million Sale and Leaseback Agreements	Nissos Rhenia	55,383,053	994,469	54,388,584	S+5.21%
	Nissos Despotiko	55,725,044	1,009,605	54,715,439	S+5.21%
$125.7 Million Secured Term Loan Facility	Nissos Donoussa	58,335,000	374,932	57,960,068	S+2.50%
	Nissos Kythnos	58,335,000	374,932	57,960,068	S+2.50%
$58.0 Million Secured Term Loan Facility	Nissos Anafi	44,500,000	231,108	44,268,892	S+2.09%
$194.0 Million Sale and Leaseback Agreements and $35.1 Million Unsecured Term Loan with Okeanis Marine Holdings S.A.	Nissos Kea	83,053,750	263,396	82,790,354	S+2.66	%(*)
	Nissos Nikouria	84,857,750	272,716	84,585,034	S+2.67	%(*)
	Total	698,486,364	5,237,416	693,248,948	S+3.15%
	Other Finance-lease liabilities			33,738
	Total			693,282,686
*	Weighted average between primary lender margin & Sponsor borrowing fixed rate.
**	Post the transition from LIBOR to SOFR as the base rate, certain financings include an applicable Credit Adjustment Spread (“CAS”) on top of the SOFR base rate

Transition from LIBOR to SOFR

While our loan arrangements previously used LIBOR, including during the fiscal years ended December 31, 2023 and December 31, 2022, in 2023 the Company amended those loan agreements to transition from LIBOR to SOFR. As a result, from July 1, 2023, none of our financing arrangements currently utilizes LIBOR, and those that have a reference rate use SOFR, in line with current market practice.

Description of Group borrowing and other financing arrangements

$44.0 Million Secured Credit Term Loan Facility

On July 8, 2020, we, through one of our vessel-owning subsidiaries, Omega Three Marine Corp., entered into a $44.0 million secured credit facility with ABN AMRO Bank N.V. to refinance then-existing indebtedness on our vessel, Kimolos. The facility bore interest at LIBOR plus a margin of 2.50% per annum and had a final maturity date of July 9, 2026. We drew down $42.2 million of this facility. The facility was repayable in 24 equal quarterly installments of $695,000, with a balloon payment of $25,488,750 due upon maturity. This facility was secured by, among other things, a first priority mortgage on Kimolos and was guaranteed by us. This loan was prepaid in June 2023.

$40.0 Million Secured Term Loan Facility

On July 7, 2020, we, through one of our vessel-owning subsidiaries, Omega Four Marine Corp., entered into a $40.0 million secured term loan facility with BNP Paribas to refinance then-existing indebtedness on our vessel, Folegandros. The facility bore interest at LIBOR plus a margin of 2.60% per annum and had a final maturity date of July 9, 2026. This loan was prepaid in June 2023.

$103.2 Million Secured Term Loan Facility

On September 9, 2020, we, through two of our vessel-owning subsidiaries, Omega Six Marine Corp. and Omega Ten Marine Corp., entered into an approximately $103.2 million secured term loan facility with KEXIM Bank (UK) Limited to finance our acquisition of vessels Nissos Sikinos and Nissos Sifnos, which we amended and restated on July 6, 2023 to amend the provisions in relation to the calculation of interest from LIBOR to the term SOFR reference rate administered by CME Group Benchmark Administration Limited (“Term SOFR”), subject to (i) a mandatory switch mechanism to the daily non-cumulative compounded SOFR (“Compounded SOFR”) and (ii) the borrowers’ option to switch the interest rate to Compounded SOFR. The facility was comprised of a KEXIM facility of up to $61,924,800 and a commercial facility of up to $41,283,200. Each of the two tranches of the KEXIM facility bore interest at Term SOFR (previously LIBOR) plus a margin of 1.80% per annum and a CAS of 0.26161% per annum relating to the transition from LIBOR, was repayable in 48 equal consecutive quarterly installments of $645,050, and had a final maturity date of September 11 and September 23, 2032 (each tranche respectively). This loan was prepaid in September 2023.

$125.7 Million Secured Term Loan Facility

In May 23, 2022, we, through two of our vessel-owning subsidiaries, Anassa Navigation S.A. and Nellmare Marine Ltd., entered into an approximately $125.7 million secured term loan facility with the National Bank of Greece to refinance the then-existing indebtedness on our vessels, Nissos Kythnos and Nissos Donoussa, which agreement we amended on June 29, 2023 to amend the provisions in relation to the calculation of interest from LIBOR to Term SOFR, subject to the borrowers’ option to switch the interest rate to the cumulative compounded SOFR. The facility has a final maturity date of May 25, 2029 and bears interest at SOFR (previously LIBOR) plus a margin of 2.50% per annum. The margin may be increased following discussions between the lender and the borrowers if it is determined that, pursuant to the sustainability certificate provided by ourselves to the lender annually, (1) the weighted average of the efficiency ratio of all fleet vessels (using the parameters of fuel consumption, distance travelled and deadweight at maximum summer draught, reported in unit grams of CO2 per ton per mile) for that calendar year, as certified by an approved classification society, is equal to or above the target set for the relevant year and (2) the weighted average percentage of the total waste incinerated on board for all fleet vessels in that calendar year (calculated in line with Class Approved Plans & Record Books, MARPOL Annex I — “Oil Record Book” (endorsed by Flag Administration) & “Fuel Management Plan” (approved by class) and MARPOL Annex V — “Garbage Record Book” & “Garbage Management Plan” (approved by class)) is equal to or above the target set for the relevant year. The amount of any increase in the margin will be based on discussions between the lender and the borrowers. Other than as set out above, there will be no other assessment of the information contained in any sustainability certificate and the sustainability certificates themselves will not be made publicly available unless we deem them to be material. Each of the two tranches of the facility is repayable in 28 quarterly installments, the first 8 of which are $750,000 and the next 20 of which are $850,000, with a balloon payment of $39,835,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on each of Nissos Kythnos and Nissos Donoussa and is guaranteed by us.

$58.2 Million Secured Term Loan Facility

On January 24, 2019, we, through one of our vessel-owning subsidiaries, Arethusa Shipping Corp., entered into an approximately $58.2 million secured term loan facility with BNP Paribas to finance our acquisition of vessel Nissos Keros. The facility bore interest at LIBOR plus a margin of 2.25% per annum and had a final maturity date of October 16, 2025. The facility was repayable in 24 equal quarterly installments of $808,000, with a balloon payment of $38,783,000 due upon maturity. This facility was secured by, among other things, a first priority mortgage on Nissos Keros and is guaranteed by us. This loan was prepaid in June 2023.

$58.0 Million Secured Term Loan Facility

On February 27, 2019, we, through one of our vessel-owning subsidiaries, Moonsprite Shipping Corp., entered into a $58.0 million secured term loan facility with Crédit Agricole Corporate and Investment Bank (“CACIB”) and the Export-Import Bank of Korea (“KEXIM”) to finance our acquisition of Nissos Anafi, which agreement we amended and restated on November 11, 2020 in order to include a hedging mechanism and further amended and restated again on June 16, 2023 to amend the provisions in relation to the calculation of interest from LIBOR to Term SOFR. The facility consisted of a commercial facility by CACIB in the amount of $38 million and a KEXIM facility loan in the amount of $20 million. The commercial facility bore interest at Term SOFR (previously LIBOR) plus a margin of 2.25% per annum and the applicable CAS relating to the transition from LIBOR depending on the applicable interest period (namely, 0.26161% per annum for interest periods exceeding month and up to three months, 0.42826% per annum for interest periods exceeding three months and up to six months, or 0.71513% per annum for interest periods exceeding six months and up to twelve months), was repayable in 32 equal quarterly installments of $275,000, with a balloon payment of $29,200,000 due upon maturity and had a final maturity date of January 3, 2028. The KEXIM facility loan bore interest at Term SOFR (previously LIBOR) plus a margin of 1.80% per annum and a CAS of 0.26161% per annum relating to the transition from LIBOR, was repayable in 32 equal quarterly installments of $625,000 and had a final maturity date of January 3, 2028. The facility was secured by, among other things, a first priority mortgage on Nissos Anafi and was guaranteed by us. In December 2020, through an assignment agreement, CACIB transferred to Siemens Financial Services, Inc. 50% of its outstanding loan balance, i.e., $18,587,500. This loan was prepaid in February 2024.

$113.0 Million Secured Term Loan Facility

On June 27, 2023, we, through three of our vessel-owning subsidiaries, Omega Three Marine Corp., Omega Four Marine Corp. and Arethusa Shipping Corp., entered into a $113.0 million senior secured credit facility with ABN AMRO Bank N.V. to refinance then-existing indebtedness on our vessels, Kimolos, Folegandros and Nissos Keros. The facility bears interest at Term SOFR, subject to a mandatory switch mechanism to Compounded SOFR, plus a margin of 1.90% per annum and has a final maturity date of June 30, 2028. The facility is repayable in 20 equal consecutive quarterly installments of $2,200,000, with a balloon payment of $69,000,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on each of Kimolos, Folegandros and Nissos Keros and is guaranteed by us.

$84.0 Million Secured Term Loan Facility

On September 8, 2023, we, through two of our vessel-owning subsidiaries, Omega Six Marine Corp. and Omega Ten Marine Corp., entered into an $84.0 million senior secured credit facility with CACIB to refinance the then-existing indebtedness on our vessels, Nissos Sikinos and Nissos Sifnos. The facility bears interest at Term SOFR, plus a margin of 1.85% per annum, and has a final maturity date in September 2029. Each of the two tranches is repayable in 24 equal consecutive quarterly installments of $787,500, with a balloon payment of $23,100,000 due upon maturity. This facility is secured by, among other things, a first priority mortgage on each of Nissos Sikinos and Nissos Sifnos and is guaranteed by us.

$56.0 Million Sale and Leaseback Agreement — Milos

On January 29, 2019, we, through one of our subsidiaries, Omega One Marine Corp., entered into a $49.0 million sale and leaseback agreement with Ocean Yield with respect to our vessel, Milos, which included a $7.0 million non-cash element. The charter period was 156 months from delivery and the charter hire was paid monthly, in advance, in a cash amount equal to $12,825 per day plus a non-cash amount of $1,475 per day (which is set off against the $7.0 million prepaid hire that we made). On April 27, 2023, we entered into an addendum to the bareboat charter to amend the provisions of the bareboat charter in relation to the calculation of charter hire from LIBOR to Term SOFR. The charter hire was subject to an adjustment based on Term SOFR (previously LIBOR) and a CAS of 0.26161% per annum. The charter was guaranteed by us, and we permitted a mortgage to be filed regarding the finance lease, as well as entered into assignment of earnings, assignment of insurances, charter guarantee, pledge of account and a manager’s undertaking. We also had the option to repurchase the vessel at the end of years 5, 7, 10, and 12, at purchase option prices that range from $34.7 million to $11.5 million at the end of year 12. The vessel was delivered in February 2019. We repurchased the Milos in February 2024, and therefore this sale and leaseback agreement was terminated.

$54.0 Million Sale and Leaseback Agreement — Poliegos

On June 8, 2017, we, through one of our subsidiary, Omega Two Marine Corp., entered into a $47.2 million sale and leaseback agreement with Ocean Yield with respect to our vessel, Poliegos, which included a $6.8 million non-cash element. The leaseback period is 168 months from the delivery date and the charter hire is paid monthly, in advance, in a cash amount equal to $11,550 per day plus a non-cash amount of $1,368.93 per day (which is set off against the $7.0 million prepaid hire that we made). On April 27, 2023, we entered into an addendum to the bareboat charter to amend the provisions of the bareboat charter in relation to the calculation of charter hire from LIBOR to Term SOFR. The charter hire is subject to an adjustment based on Term SOFR (previously LIBOR) and a CAS of 0.26161% per annum, relating to the transition from LIBOR. The charter is guaranteed by us, and we have permitted a mortgage to be filed regarding the finance lease, as well as entered into assignment of earnings, assignment of insurances, charter guarantee, pledge of account and a manager’s undertaking. We also have the option to repurchase the vessel at the end of years 7, 10, and 12, and at purchase option prices that range from $31.1 million to $17.2 million at the end of year 12. The vessel was delivered in June 2017.

$167.5 Million Sale and Leaseback Agreements — Nissos Rhenia and Nissos Despotiko

On February 10, 2018, we, through two of our subsidiaries, Omega Five Marine Corp. and Omega Seven Marine Corp., entered into approximate $150.52 million sale and leaseback agreements with Ocean Yield with respect to our vessels, Nissos Rhenia and Nissos Despotiko.

The charter period for each of the Nissos Rhenia and Nissos Despotiko is 180 months from respective delivery and the charter hire for the each such ship is paid monthly, in advance, in a cash amount equal to $18,600 per day per ship for the first five years from the delivery date and $18,350 per day per ship from year six until the end of the charter period, subsequently amended to $18,600 per day per ship for the first two years, $25,200 per day for Nissos Rhenia and $23,336 for Nissos Despotiko for years three and four and $17,200 per day per ship for year five until the end of the charter, plus a non-cash amount of $1,734 per day per ship (which is set off against the $9.5 million prepaid hire that we made for each ship). On April 27, 2023, we entered into an addendum to each bareboat charter to amend the provisions of such bareboat charters in relation to the calculation of charter hire from LIBOR to Term SOFR. The charter hire is subject to an adjustment based on Term SOFR (previously LIBOR) and a CAS of 0.26161% per annum (for three-month periods) or 0.71513% per annum (for twelve-month periods), as applicable, relating to the transition from LIBOR. Each charter is guaranteed by us, and we have permitted a mortgage to be filed regarding the finance lease, as well as entered into assignment of insurances, assignment of management agreement, charter guarantee, pledge of account, pledge of shares of the bareboat charterer, a manager’s undertaking and a time charter general assignment. We also have the option to repurchase each or both vessels at the end of years 7, 10, 12 and 14, in varying amounts per ship from $49.8 million to $14.2 million. The Nissos Rhenia was delivered in May 2019 and the Nissos Despotiko was delivered in June 2019.

$194.0 Million Sale and Leaseback Agreements — Nissos Kea and Nissos Nikouria

On March 21, 2022, we, through two of our subsidiaries, Ark Marine S.A. and Theta Navigation Ltd, entered into an approximate $145.5 million sale and leaseback agreements with CMB Financial Leasing Co., Ltd. (“CMBFL”), with respect to our vessels, Nissos Kea and Nissos Nikouria. On June 29, 2023 and on January 26, 2024, respectively, we entered into amendment and restatement agreements of each bareboat charter to amend certain provisions of the bareboat charters The charter period for each of the vessels is 84 months from December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to Nissos Nikouria) and charterhire is payable quarterly as follows: (a) from the delivery date of each vessel and up to and including December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to the Nissos Nikouria), a fixed amount equal to $909,375 plus a variable amount by priced at 260 basis points (being 2.45% as margin and 0.15% as CAS) over the applicable three - month Term SOFR, and (b) following December 31, 2023, with respect to Nissos Kea, and March 3, 2024, with respect to the Nissos Nikouria, a fixed amount equal to $909,375 plus a variable amount priced at 200 basis points over the applicable three-month Term SOFR. The first part of the sale and leaseback relating to the delivery of Nissos Kea was drawn on March 31, 2022 and matures on the date falling 84 months from December 31, 2023 and the second part of the sale and leaseback relating to the delivery of Nissos Nikouria was drawn on June 3, 2022 and matures on the date falling 84 months from March 3, 2024. According to each bareboat charter, the Company has a purchase option that it can exercise annually as from December 31, 2024 (with respect to Nissos Kea) and March 3, 2025 (with respect to Nissos Nikouria). If the purchase option date falls after the first but prior to the seventh anniversary of December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to Nissos Nikouria), the purchase option price for the relevant vessel is an amount equal to the opening capital balance i.e., $72,750,000 amount drawn per vessel (75% of the purchase price) minus charterhire paid (the “owner’s costs”), plus (a) accrued but unpaid charterhire, (b) breakfunding costs including any swap costs, (c) legal and other documented costs of the owner to sell the relevant vessel, and any other additional amounts due under the sale and leaseback documentation. If the purchase option date falls on the seventh anniversary of December 31, 2023 (with respect to Nissos Kea) and March 3, 2024 (with respect to Nissos Nikouria), the purchase option price for the relevant vessel is an amount equal to $40,921,875 (the “amended owner’s costs”), plus (a) accrued but unpaid charterhire, (b) and other documented costs of the owner to sell the relevant vessel, and (c) any other additional amounts due under the sale and leaseback documentation. Each charter is guaranteed by us, and we have permitted a mortgage to be filed regarding the finance lease (no mortgage on either vessel has been registered so far) as well as entered into an account charge, general assignment, pledge of shares of the bareboat charterer, a builder’s warranties assignment, and a manager’s undertaking.

$11 Million Scrubber Financing

On June 25, 2019, we entered into an $11 million facility agreement with BNP Paribas, with four of our subsidiaries, Therassia Marine Corp., Ios Maritime Corp., Omega Three Marine Corp. and Omega Four Marine Corp., acting as guarantors, in order to finance the installation of scrubbers on six vessels in our fleet, namely, Nissos Therassia, Nissos Schinoussa, Kimolos, Folegandros, Milos and Poliegos. In July 2020, the second priority mortgage over Kimolos and all the other additional second priority securities were released upon full repayment of the Kimolos tranche. In June 2021, the Nissos Therassia and Nissos Schinoussa were sold and the second priority mortgages and all the other additional second priority securities over these vessels were released upon full prepayment of their respective loan tranches. The facility bore interest at LIBOR plus a margin of 2.0% per annum and had a final maturity date of December 30, 2024. This loan was prepaid in June 2023.

$35.1 Million Unsecured Sponsor Loan

On April 18, 2022, we (on behalf of two of our subsidiaries, Ark Marine S.A. and Theta Navigation Ltd), entered into an unsecured loan facility with Okeanis Marine Holdings S.A., an entity controlled by Mr. Ioannis Alafouzos (on behalf of its subsidiaries Felton Enterprises S.A. and Sandre Enterprises S.A.), relating to the acquisition of the vessels Nissos Kea and Nissos Nikouria. Under the facility, the loaned amount of approximately $17.6 million for each vessel bears a fixed interest cost of 3.5% per annum and is repayable at our sole discretion without penalty, up to the maturity date of two years from the relevant vessel’s delivery. We repaid $16.7 million in principal under this loan facility in March 2024.

OET is the corporate guarantor for all bank loans as at December 31, 2023.

Lease liabilities connected to Right-of-Use assets

The Group has recognized the following finance lease liabilities with respect to the Right-of-Use assets:

As of December 31,	2023	2022
Office space	14,518	36,249
Cars	19,220	39,510
Total	33,738	75,759

The maturities of lease liabilities are the following:

For the year ended December 31,	2023	2022
No later than one year	34,506	50,599
Later than one year and not later than five years	—	29,516
Total	34,506	80,115

Long-term debt net of current portion and current portion of long-term borrowings are analyzed as follows:

	Long-term borrowings,	Current portion of
As of December 31, 2022	net of current portion	long-term borrowings	Total
Outstanding loan balance	673,022,123	71,819,405	744,841,528
Financing fees	(4,814,520)	(1,067,086)	(5,881,606)
Total	668,207,603	70,752,319	738,959,922

	Long-term borrowings,	Current portion of
As of December 31, 2023	net of current portion	long-term borrowings	Total
Outstanding loan balance	619,582,782	78,903,582	698,486,364
Financing fees	(4,282,657)	(954,759)	(5,237,416)
Total	615,300,125	77,948,823	693,248,948

The borrowings are repayable as follows:

As of December 31,	2023	2022
No later than one year	78,903,582	71,819,405
Later than one year and not later than five years	278,087,160	298,690,490
Thereafter	341,495,622	374,331,633
Total	698,486,364	744,841,528
Less: Amounts due for settlement within 12 months	(78,903,582)	(71,819,405)
Long-term borrowings, net of current portion	619,582,782	673,022,123

Cash flow reconciliation of liabilities arising from financing activities

A reconciliation of the Group’s financing activities for the years ended December 31, 2023, 2022 and 2021 are presented in the tables below:

Long-term borrowings – January 1, 2021	834,476,641
Cash flows – repayments	(261,713,694)
Non-cash flows – amortisation of loan financing fees	4,233,322
Long-term borrowings – December 31, 2021	576,996,269
Cash flows – drawdowns	306,298,000
Cash flows – repayments	(144,294,604)
Loan financing fees	(1,732,860)
Other Finance-lease liabilities	75,759
Non-cash flows – amortisation of loan financing fees	1,693,117
Long-term borrowings – December 31, 2022	739,035,681
Cash flows – drawdowns	197,000,000
Cash flows – repayments	(243,355,165)
Loan financing fees	(1,350,000)
Other Finance-lease liabilities	(42,021)
Non-cash flows – amortisation of loan financing fees	1,994,191
Long-term borrowings – December 31, 2023	693,282,686

All borrowings are secured by first preferred mortgages of the Companies’ vessels and assignment of earnings and insurances.

The borrowing agreements include several covenants, including restrictions as to changes in management and ownership of the vessels, payment of dividends in the event of default, further incurring indebtedness, mortgaging of vessels without the bank’s prior consent and several financial covenants including:

●	a security cover ratio (which is a minimum percentage of the vessel market value over the secured outstanding loan amount) of no less than 145%.
●	minimum corporate liquidity, being the higher of $10,000,000 and $750,000 per vessel, in the form of free and unencumbered cash and cash equivalents.
●	a consolidated net worth of more than $100,000,000 and
●	a leverage ratio of total liabilities to the carrying value of total assets (adjusted for the vessel’s fair market value) of no more than 75%.

A number of the financing agreements limit the Company’s ability to declare, make or pay any dividends or other distributions (whether in cash or in kind) or repay or distribute any dividend or share premium reserve following the occurrence of an event of default under the relevant financing agreement or if such action would result in the occurrence of an event of default under the relevant financing agreement.

A number of our financing agreements require that the Alafouzos family maintain a minimum 35% ownership interest in us, and some of our financing agreements provide that a breach of the financing will occur if Mr. Ioannis Alafouzos and Mr. Themistoklis Alafouzos cease to control us and, in one instance, if Mr. Ioannis Alafouzos ceases to be our chairman. In addition, one agreement provides that the acquisition by a person or group of persons acting in concert (directly or indirectly) of more than 35% of the ultimate legal or beneficial ownership of the Company is a breach of that agreement, and certain of our guarantees on our sale and leaseback agreements provide that we may not permit certain changes in corporate or ownership structure or permit a new party or parties acting in concert to become owners of, or control, more than 51% of our shares and/or voting rights.

As at December 31, 2023 and 2022, the Group was in compliance with its covenants.